Exhibit 10.19
SECOND AMENDMENT TO THE
AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
OF
C&J ENERGY SERVICES, INC.
A Delaware Corporation
     THIS SECOND AMENDMENT (the “Amendment”) to the Amended and Restated Stockholders Agreement (the “A&R Stockholders Agreement”) of C&J Energy Services, Inc. (the “Company”) is made and entered into as of this 14th day of July 2011 by and among the Company and the Sponsor Demand Holders. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the A&R Stockholders Agreement.
W I T N E S S E T H:
     WHEREAS, certain stockholders of the Company who were originally party to the Shareholders Agreement, dated October 16, 2006, should have been included on Exhibit B to the A&R Stockholders Agreement and were erroneously omitted therefrom;
     WHEREAS, pursuant to Section 4.9 of the A&R Stockholders Agreement, the Company and the Sponsor Demand Holders desire to amend the A&R Stockholders Agreement as set forth in this Agreement to add those stockholders who were erroneously omitted from Exhibit B to Exhibit B;
     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements as set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Amendment to Exhibit B. Exhibit B shall be amended and replaced in its entirety by Exhibit B hereto.
     Section 2. This Amendment may be executed in several counterparts, each of which shall be an original of this Amendment but all of which, taken together, shall constitute one and the same Amendment.
     Section 3. Except as expressly amended herein, all terms and provisions of the A&R Stockholders Agreement shall remain in full force and effect.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement on behalf of the Company as of the date first set forth above.

COMPANY: C&J Energy Services, Inc.
By:	/s/ Theodore R. Moore
	Name:	Theodore R. Moore
	Title:	Vice President -- General Counsel

Second Amendment To The
Amended And Restated Stockholders Agreement
Of C&J Energy Services, Inc.
Signature Page 1 of 3

     IN WITNESS WHEREOF, the undersigned, being the Sponsor Demand Holders, have executed this Agreement as of the date first set forth above.

SPONSOR DEMAND HOLDERS: StepStone Capital Partners II Onshore, L.P.
By:	StepStone Co-Investment Funds GP, LLC,
its General Partner

By:	/s/ Darren Friedman
Name: Darren Friedman
Title: Managing Director

StepStone Capital Partners II Cayman Holdings, L.P.
By:	StepStone Co-Investment Funds GP, LLC,
its General Partner

By:	/s/ Darren Friedman
Name: Darren Friedman
Title: Managing Director

2006 Co-Investment Portfolio, L.P.
By:	StepStone Co-Investment Funds GP, LLC,
its General Partner

By:	/s/ Darren Friedman
Name: Darren Friedman
Title: Managing Director

Second Amendment To The
Amended And Restated Stockholders Agreement
Of C&J Energy Services, Inc.
Signature Page 2 of 3

Citigroup Capital Partners II Employee Master Fund, L.P.
By:	Citigroup Private Equity LP,
its General Partner

By:	/s/ Matthew Coeny
Name: Matthew Coeny
Title: Vice President

Energy Spectrum Partners IV LP
By:	Energy Spectrum Capital IV LP,
its General Partner

By:	/s/ James P. Benson
Name: James P. Benson
Title: Managing Partner

Second Amendment To The
Amended And Restated Stockholders Agreement
Of C&J Energy Services, Inc.
Signature Page 3 of 3

EXHIBIT B
to
AMENDED AND RESTATED
STOCKHOLDERS AGREEMENT
(the “Agreement”)
dated as of December 23, 2010
by and among
C&J ENERGY SERVICES, INC.
and
THE OTHER PARTIES THERETO

STOCKHOLDERS

Name	Address
StepStone Capital Partners II Onshore, L.P.	Intentionally Omitted
StepStone Capital Partners II Cayman Holdings, L.P.
2006 Co-Investment Portfolio, L.P.
Citigroup Capital Partners II Employee Master Fund, L.P.
Energy Spectrum Partners IV LP
Christopher B. Simmons Sr.
John D. Foret
Brandon D. Simmons
Randall C. McMullen, Jr.
Aaron Larson
James D. Moore
Michael J. Thorn
Phillip Bryson
Joseph Patrick Winstead
Josh Comstock
Joshua E. Comstock Annuity
Rebecca Anne Comstock Annuity
Brian Patton
Floyd Woodall Mike Forgacs
Lance Bradley
Todd Wendland
Brett Barrier
Jared Bennett
Larry Joey Brandon
William D. Driver
Brent Riley
James Sitton

C&J Energy Services, Inc.
Exhibit B to Stockholders Agreement
B-1

Name	Address

C&J Energy Services, Inc.
Exhibit B to Stockholders Agreement
B-2